UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Form 8-K

Current Report

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Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 28, 2015

Date of Report (Date of earliest event reported)

BB&T Corporation

(Exact name of registrant as specified in its charter)

Commission file number : 1-10853

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North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000

(Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	Submission of Matters to a Vote of Security Holders

Annual Meeting

On April 28, 2015, BB&T Corporation, a North Carolina corporation (the “Corporation” or “BB&T”), held its 2015 Annual Meeting of shareholders (the “Annual Meeting”) in Wilson, North Carolina. A total of 610,418,156 of the Corporation’s shares of Common Stock were present or represented by proxy at the meeting. This represented approximately 84.6% of the Corporation’s 720,853,085 shares of Common Stock that were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, BB&T shareholders voted on five proposals and cast their votes as described below. The proposals are described in BB&T’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 16, 2015.

Proposal 1: Election of Directors

Each of the individuals named below was elected to serve as a director of the Corporation for a one-year term expiring at the 2016 Annual Meeting of Shareholders:

Name	Votes FOR	Votes AGAINST	ABSTENTIONS
Jennifer S. Banner	503,925,347	4,525,773	4,200,425
K. David Boyer, Jr.	502,320,758	6,138,568	4,192,284
Anna R. Cablik	450,470,044	55,703,077	6,480,423
Ronald E. Deal	442,444,337	64,582,886	5,626,321
James A. Faulkner	501,349,167	7,147,775	4,156,602
I. Patricia Henry	502,550,230	5,871,271	4,230,736
John P. Howe III, M.D.	493,328,938	15,350,326	3,973,248
Eric C. Kendrick	495,890,126	12,807,757	3,955,661
Kelly S. King	491,098,047	16,444,828	5,110,669
Louis B. Lynn, Ph.D.	495,643,144	13,021,825	3,998,574
Edward C. Milligan	448,744,329	59,758,173	4,151,041
Charles A. Patton	504,128,826	4,403,052	4,121,666
Nido R. Qubein	441,589,542	65,422,213	5,640,698
Tollie W. Rich, Jr.	495,515,268	13,068,491	4,069,785
Thomas E. Skains	501,071,608	7,432,145	4,149,791
Thomas N. Thompson	501,259,485	7,245,675	4,148,311
Edwin H. Welch, Ph.D.	495,346,444	13,345,205	3,959,544
Stephen T. Williams	442,678,182	65,876,239	4,098,264

There were 97,764,611 broker non-votes for each director on this proposal.

Proposal 2: Ratification of Auditors

Shareholders ratified the reappointment of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm for 2015.

Votes FOR	Votes AGAINST	Abstentions

597,350,392	9,260,219	3,733,883

There were no broker non-votes for this proposal.

Proposal 3: Advisory Vote Regarding BB&T’s Executive Compensation Program

Shareholders approved BB&T’s executive compensation program, as described in the Corporation’s annual proxy statement.

Votes FOR	Votes AGAINST	Abstentions

370,115,855	135,590,214	6,944,747

There were 97,764,611 broker non-votes for this proposal.

Proposal 4: Shareholder proposal regarding BB&T’s political contributions and related policies and procedures

Shareholders supported the Board of Directors’ recommendation, rejecting a shareholder proposal requesting reports with respect to BB&T’s political contributions and related policies and procedures.

Votes FOR	Votes AGAINST	Abstentions

169,402,691	327,357,700	15,828,003

There were 97,764,611 broker non-votes for this proposal.

Proposal 5: Shareholder proposal relating to recoupment of executive compensation

Shareholders supported the Board of Directors’ recommendation, rejecting a shareholder proposal relating to the recoupment of incentive compensation.

Votes FOR	Votes AGAINST	Abstentions

186,040,895	318,169,061	8,441,526

There were 97,764,611 broker non-votes for this proposal.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BB&T CORPORATION
(Registrant)

By: /s/ Cynthia B. Powell

Cynthia B. Powell
Executive Vice President and Corporate Controller
(Principal Accounting Officer)

Date: April 30, 2015